SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 8, 1998


                                    Citicorp

               (Exact name of registrant as specified in charter)





       Delaware                         1-5738                13-2614988
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification Number)



399 Park Avenue, New York, New York                              10043
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:                                       (212) 559-1000

Item 5.     Other Events

                        CITICORP AND TRAVELERS GROUP INC.
           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS


         On April 5, 1998, Citicorp and Travelers Group Inc. ("Travelers") agreed to merge (the "Merger"). The Merger will be effected through a merger of Citicorp into Travelers, which will apply to the Board of Governors of the Federal Reserve System to become a bank holding company. The combined company will be known as Citigroup. Travelers stockholders will retain their existing shares, which will automatically become shares of Citigroup. Each share of Citicorp Common Stock will be exchanged for 2.5 shares of Citigroup Common Stock. The Merger, which is anticipated to be completed in the third quarter of 1998, is expected to be accounted for under the "pooling of interests" method and, accordingly, Travelers' historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Citicorp. The Merger is subject to customary closing conditions, including regulatory approvals and the affirmative vote of a majority of the stockholders of each of Citicorp and Travelers.

         The following unaudited pro forma condensed combined statement of financial position combines the historical consolidated statement of financial position of Citicorp and the historical consolidated statement of financial position of Travelers, giving effect to the Merger as though it had been consummated on December 31, 1997. The following unaudited pro forma condensed combined statements of income combine the historical statements of income of Citicorp and Travelers giving effect to the Merger as if it had occurred on January 1, 1995. This information should be read in conjunction with the accompanying notes hereto, the separate historical financial statements of Citicorp as of December 31, 1997 and for each of the three years ended December 31, 1997 which are contained in Citicorp's Annual Report on Form 10-K for the fiscal year ended December 31, 1997; and the separate historical financial statements of Travelers as of December 31, 1997 and for each of the three years ended December 31, 1997 which are contained in Travelers' Annual Report on Form 10-K for the fiscal year ended December 31, 1997.

         The pro forma financial data is not necessarily indicative of the results of operations that would have occurred had the Merger been consummated on the dates indicated or of future operations of the combined company.

                        Citicorp and Travelers Group Inc.
     Unaudited Pro Forma Condensed Combined Statement of Financial Position
                             As of December 31, 1997
                            (in millions of dollars)

                                                                        Citicorp       Travelers       Pro Forma       Pro Forma
                                                                      Historical      Historical     Adjustments       Combined
                                                                     --------------  --------------  --------------  --------------
 Assets
-------
 Cash and cash equivalents                                                 $21,634          $4,033                         $25,667
 Investments                                                                33,361          61,834                          95,195
 Federal funds sold and securities borrowed or
     purchased under agreements to resell                                   10,233         109,734                         119,967
 Brokerage receivables                                                                      15,627                          15,627
 Trading securities and commodities owned                                   40,356         139,732                         180,088

 Consumer loans                                                            108,066          11,137                         119,203
 Commercial loans                                                           75,947                                          75,947
 Allowance for credit losses                                               (5,816)           (321)                         (6,137)
-------------------------------------------------------------------------------------------------------------------  --------------
     Loans, net                                                            178,197          10,816                         189,013

 Reinsurance recoverables                                                                    9,579                           9,579
 Separate and variable accounts                                                             11,319                          11,319
 Other assets                                                               27,116          23,881                          50,997
-------------------------------------------------------------------------------------------------------------------  ---------------
 Total assets                                                             $310,897        $386,555                        $697,452
===================================================================================================================  ===============

 Liabilities
------------
 Deposits                                                                 $199,121                                        $199,121
 Investment banking and brokerage borrowings                                               $11,464                          11,464
 Short-term borrowings                                                      10,049           3,979                          14,028
 Long-term debt                                                             19,035          28,352                          47,387
 Federal funds purchased and securities loaned or
     sold under agreements to repurchase                                    11,182         120,921                         132,103
 Brokerage payables                                                                         12,763                          12,763
 Trading securities and commodities sold not yet purchased                  30,986          96,166                         127,152
 Insurance policy and claims reserves                                                       43,782                          43,782
 Contractholder funds and separate and variable accounts                                    26,157                          26,157
 Other liabilities                                                          18,578          19,418                          37,996
-------------------------------------------------------------------------------------------------------------------  --------------
     Total liabilities                                                     288,951         363,002                         651,953
-------------------------------------------------------------------------------------------------------------------  --------------

 ESOP preferred stock - Series C                                                               135                             135
 Redeemable preferred stock - Series I                                                         280                             280
 Trust preferred securities - parent obligated                                 750           1,000                           1,750
 Trust preferred securities - subsidiary obligated                                           1,245                           1,245

 Stockholders' equity
---------------------
 Preferred stock                                                             1,903           1,450                           3,353
 Common stock                                                                  506              12           (494)              24
 Additional paid-in capital                                                  6,501           5,368         (3,918)           7,951
 Retained earnings                                                          16,789          15,451                          32,240
 Treasury stock, at cost                                                   (4,412)         (2,183)           4,412         (2,183)
 Unrealized gain  on investment securities                                     535           1,157                           1,692
 Foreign currency translation                                                (626)            (12)                           (638)
 Other, principally unearned compensation                                                    (350)                           (350)
-------------------------------------------------------------------------------------------------------------------  --------------
     Total stockholders' equity                                             21,196          20,893                          42,089
-------------------------------------------------------------------------------------------------------------------  --------------
 Total liabilities and stockholders' equity                               $310,897        $386,555                        $697,452
===================================================================================================================  ==============


 See accompanying Notes to Unaudited Pro Forma Condensed Combined
Financial Statements

                        Citicorp and Travelers Group Inc.
           Unaudited Pro Forma Condensed Combined Statement of Income
                      For the Year Ended December 31, 1997
               (in millions of dollars, except per share amounts)


                                                                   Citicorp        Travelers       Pro Forma
                                                                  Historical      Historical       Combined
                                                                 -------------   -------------   -------------
 Revenues:
 Loan interest, including fees                                        $18,967          $1,404         $20,371
 Other interest and dividends                                           5,516          16,214          21,730
 Insurance premiums                                                                     8,995           8,995
 Commissions and fees                                                   5,817           5,119          10,936
 Principal transactions                                                 1,727           2,504           4,231
 Asset management and administration fees                                               1,715           1,715
 Realized gains from sales of investments                                 668             406           1,074
 Other income                                                           2,002           1,252           3,254
--------------------------------------------------------------------------------------------------------------
 Total revenues                                                        34,697          37,609          72,306
 Interest expense                                                      13,081          11,443          24,524
--------------------------------------------------------------------------------------------------------------
     Total revenues, net of interest expense                           21,616          26,166          47,782
--------------------------------------------------------------------------------------------------------------

 Operating expenses:
 Policyholder benefits and claims                                                       7,714           7,714
 Non-insurance compensation and benefits                                6,617           6,345          12,962
 Insurance underwriting, acquisition and operating                                      3,236           3,236
 Provision for credit losses                                            1,907             277           2,184
 Restructuring charge                                                     889             838           1,727
 Other operating                                                        6,481           2,744           9,225
--------------------------------------------------------------------------------------------------------------
     Total operating expenses                                          15,894          21,154          37,048
--------------------------------------------------------------------------------------------------------------
 Income before income taxes and minority interest                       5,722           5,012          10,734
 Provision for income taxes                                             2,131           1,696           3,827
 Minority interest, net of income taxes                                                   212             212
--------------------------------------------------------------------------------------------------------------
 Net income                                                            $3,591          $3,104          $6,695
==============================================================================================================

 Basic earnings per share:
 Net income                                                             $7.53           $2.69           $2.85
==============================================================================================================
 Weighted average common shares outstanding (in millions)               458.1         1,102.6         2,247.9
==============================================================================================================

 Diluted earnings per share:
 Net income                                                             $7.33           $2.54           $2.74
==============================================================================================================
 Adjusted weighted average common shares
     outstanding (in millions)                                          471.1         1,179.9         2,357.7
==============================================================================================================


 Supplemental information:
      Net interest revenue                                            $11,402          $6,175         $17,577
      Net interest revenue after provision for credit losses            9,495           5,898          15,393
==============================================================================================================


 See accompanying Notes to Unaudited Pro Forma Condensed
Combined Financial Statements

                        Citicorp and Travelers Group Inc.
           Unaudited Pro Forma Condensed Combined Statement of Income
                      For the Year Ended December 31, 1996
               (in millions of dollars, except per share amounts)


                                                                   Citicorp        Travelers       Pro Forma
                                                                  Historical      Historical       Combined
                                                                 -------------   -------------   -------------
 Revenues:
 Loan interest, including fees                                        $18,509          $1,163         $19,672
 Other interest and dividends                                           4,840          13,286          18,126
 Insurance premiums                                                                     7,633           7,633
 Commissions and fees                                                   5,469           4,637          10,106
 Principal transactions                                                 1,501           3,027           4,528
 Asset management and administration fees                                               1,390           1,390
 Realized gains from sales of investments                                 210              55             265
 Other income                                                           2,076           1,223           3,299
--------------------------------------------------------------------------------------------------------------
 Total revenues                                                        32,605          32,414          65,019
 Interest expense                                                      12,409           8,927          21,336
--------------------------------------------------------------------------------------------------------------
     Total revenues, net of interest expense                           20,196          23,487          43,683
--------------------------------------------------------------------------------------------------------------

 Operating expenses:
 Policyholder benefits and claims                                                       7,366           7,366
 Non-insurance compensation and benefits                                6,244           5,804          12,048
 Insurance underwriting, acquisition and operating                                      3,013           3,013
 Provision for credit losses                                            1,926             260           2,186
 Other operating                                                        5,953           2,481           8,434
--------------------------------------------------------------------------------------------------------------
     Total operating expenses                                          14,123          18,924          33,047
--------------------------------------------------------------------------------------------------------------
 Gain on sale of subsidiaries and affiliates                                              445             445
--------------------------------------------------------------------------------------------------------------
 Income before income taxes and minority interest                       6,073           5,008          11,081
 Provision for income taxes                                             2,285           1,679           3,964
 Minority interest, net of income taxes                                                    47              47
--------------------------------------------------------------------------------------------------------------
 Income from continuing operations                                     $3,788          $3,282          $7,070
==============================================================================================================

 Basic earnings per share:
 Income from continuing operations                                      $7.73           $2.84           $2.97
==============================================================================================================
 Weighted average common shares outstanding (in millions)               469.6         1,097.6         2,271.6
==============================================================================================================

 Diluted earnings per share:
 Income from continuing operations                                      $7.43           $2.71           $2.84
==============================================================================================================
 Adjusted weighted average common shares
     outstanding (in millions)                                          489.3         1,170.6         2,393.9
==============================================================================================================


  Supplemental information:
      Net interest revenue                                            $10,940          $5,522         $16,462
      Net interest revenue after provision for credit losses            9,014           5,262          14,276
==============================================================================================================


 See accompanying Notes to Unaudited Pro Forma Condensed
Combined Financial Statements

                        Citicorp and Travelers Group Inc.
           Unaudited Pro Forma Condensed Combined Statement of Income
                      For the Year Ended December 31, 1995
               (in millions of dollars, except per share amounts)



                                                                   Citicorp        Travelers       Pro Forma
                                                                  Historical      Historical       Combined
                                                                 -------------   -------------   -------------
 Revenues:
 Loan interest, including fees                                        $17,808          $1,119         $18,927
 Other interest and dividends                                           5,155          13,045          18,200
 Insurance premiums                                                                     4,977           4,977
 Commissions and fees                                                   5,165           3,713           8,878
 Principal transactions                                                 1,612           2,140           3,752
 Asset management and administration fees                                               1,087           1,087
 Realized gains from sales of investments                                 132             152             284
 Other income                                                           1,818           1,054           2,872
--------------------------------------------------------------------------------------------------------------
 Total revenues                                                        31,690          27,287          58,977
 Interest expense                                                      13,012           9,378          22,390
--------------------------------------------------------------------------------------------------------------
     Total revenues, net of interest expense                           18,678          17,909          36,587
--------------------------------------------------------------------------------------------------------------

 Operating expenses:
 Policyholder benefits and claims                                                       5,017           5,017
 Non-insurance compensation and benefits                                5,726           5,149          10,875
 Insurance underwriting, acquisition and operating                                      1,912           1,912
 Provision for credit losses                                            1,991             171           2,162
 Other operating                                                        5,376           2,320           7,696
--------------------------------------------------------------------------------------------------------------
     Total operating expenses                                          13,093          14,569          27,662
--------------------------------------------------------------------------------------------------------------
 Loss on sale of subsidiaries and affiliates                                             (20)            (20)
--------------------------------------------------------------------------------------------------------------
 Income before income taxes                                             5,585           3,320           8,905
 Provision for income taxes                                             2,121           1,179           3,300
--------------------------------------------------------------------------------------------------------------
 Income from continuing operations                                     $3,464          $2,141          $5,605
==============================================================================================================

 Basic earnings per share:
 Income from continuing operations                                      $7.60           $1.81           $2.40
==============================================================================================================
 Weighted average common shares outstanding (in millions)               411.5         1,099.4         2,128.2
==============================================================================================================

 Diluted earnings per share:
 Income from continuing operations                                      $6.50           $1.74           $2.18
==============================================================================================================
 Adjusted weighted average common shares
     outstanding (in millions)                                          510.2         1,184.4         2,459.9
==============================================================================================================


  Supplemental information:
      Net interest revenue                                             $9,951          $4,786         $14,737
      Net interest revenue after provision for credit losses            7,960           4,615          12,575
==============================================================================================================


 See accompanying Notes to Unaudited Pro Forma Condensed
Combined Financial Statements

                        Citicorp and Travelers Group Inc.
      Notes to Unaudited Pro Forma Condensed Combined Financial Statements


1.   Description of Transaction and Basis of Presentation

         The Merger Agreement provides that each share of Citicorp Common Stock will be exchanged for 2.5 shares of Citigroup Common Stock. The Merger, which is expected to be completed in the third quarter of 1998, is expected to be accounted for under the "pooling of interests" method and, accordingly, Travelers' historical consolidated financial statements presented in future reports will be restated to include the accounts and results of Citicorp. The Merger is subject to customary closing conditions, including regulatory and Citicorp and Travelers stockholder approval.

2.   Accounting Policies and Financial Statement Classifications

         Citicorp and Travelers are in the process of reviewing their accounting policies and financial statement classifications and, as a result of this review, it may be necessary to restate either Citicorp's or Travelers' financial statements to conform to those accounting policies and classifications that are determined to be most appropriate.

3.   Intercompany Transactions

         Transactions between Citicorp and Travelers are not material in relation to the pro forma combined financial statements and therefore intercompany balances have not been eliminated from the pro forma combined accounts.

4.   Pro Forma Adjustments

         The pro forma adjustments to common stock, additional paid-in capital and treasury stock reflect the retirement of shares of Citicorp Common Stock held in treasury and the issuance at December 31, 1997 of 1,134.8 million shares of Citigroup Common Stock to effect the Merger. The number of shares to be issued at consummation of the Merger will be based on the actual number of shares of Citicorp Common Stock outstanding at that time.

5.   Pro Forma Earnings Per Share

         The pro forma combined basic and diluted earnings per share for the respective periods presented is based on the combined weighted average number of common shares and adjusted weighted average shares of Citicorp and Travelers. The number of weighted average common shares and adjusted weighted average shares of Citicorp is based on an exchange ratio of 2.5 shares of Citigroup Common Stock for each issued and outstanding share of Citicorp. The pro forma combined basic and diluted earnings per share have been calculated as follows:


(in  millions, except per share amounts)           1997             1996              1995
                                               -------------    -------------     -------------

Income from continuing operations                 $6,695            $7,070           $5,605
Preferred dividends                                 (279)             (319)            (491)
                                               -------------    -------------     -------------
Income from continuing operations available
   to common stockholders for basic EPS            6,416             6,751            5,114
Effect of dilutive securities                         36                56              259
                                               =============    =============     =============
Income from continuing operations available
   to common stockholders for diluted EPS         $6,452            $6,807           $5,373
                                               =============    =============     =============

Weighted average common shares
   outstanding applicable to basic EPS             2,247.9          2,271.6           2,128.2
Effect of dilutive securities:
   Convertible securities                             25.2             44.9             264.0
   Employee stock plans                               77.6             72.4              66.1
   Warrants                                            7.0              5.0               1.6
                                               =============    =============     =============
Adjusted weighted average common shares
   outstanding applicable to diluted EPS           2,357.7          2,393.9           2,459.9
                                               =============    =============     =============

Basic earnings per share:
   Continuing operations                        $     2.85        $    2.97         $    2.40
                                               =============    =============     =============

Diluted earnings per share:
   Continuing operations                        $     2.74        $    2.84         $    2.18
                                               =============    =============     =============


6.   Restructuring Charges and Future Cost Savings

         The pro forma condensed combined statements of income do not reflect any restructuring costs related to the Merger. Management has not yet determined the amount of such costs; however, a restructuring charge may be required after the consummation of the Merger.

         The pro forma condensed combined statements of income do not reflect any future cost savings that may result from the reduction of overhead expenses, changes in corporate infrastructure and the elimination of redundant expenses. Although management expects that cost savings will result from the Merger, there can be no assurance that cost savings will be achieved.

                               SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                        CITICORP
                                        (Registrant)


                                        By:/s/Roger W. Trupin
                                           ------------------------
                                              Roger W. Trupin
                                              Vice President and Controller



Dated: April 8, 1998